Filed pursuant to Rule 497(e)

Registration Nos. 333-221764, 811-23312

Rockefeller U.S. Small-Mid Cap ETF (RSMC)

Rockefeller Global Equity ETF (RGEF)

(the “Funds”)

each listed on NYSE Arca, Inc.

October 10, 2024

Supplement to the Prospectus

and Statement of Additional Information (“SAI”),

each dated August 24, 2024

Effective immediately, the first sentence in the “Dividends, Distributions, and Taxes – Dividends and Distributions” section within the Prospectus is hereby replaced with the following:

“The Rockefeller U.S. Small-Mid Cap ETF intends to pay out dividends and interest income, if any, annually, and the Rockefeller Global Equity ETF intends to pay out dividends and interest income, if any, quarterly. Each Fund intends to distribute any net realized capital gains to its shareholders at least annually.”

Effective immediately, the first sentence in the “Dividends and Distributions – General” section within the SAI is hereby replaced with the following:

“The Rockefeller U.S. Small-Mid Cap ETF intends to pay out dividends and interest income, if any, annually, and the Rockefeller Global Equity ETF intends to pay out dividends and interest income, if any, quarterly. Each Fund intends to distribute any net realized capital gains to its shareholders at least annually.”

Effective immediately, the first sentence in the “Taxation of Shareholders – Distributions” section within the SAI is hereby replaced with the following:

“The Rockefeller U.S. Small-Mid Cap ETF intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any. The Rockefeller Global Equity ETF intends to distribute quarterly to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any. For each Fund, any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards) will be distributed annually.”

Effective immediately, in the “Purchase and Redemption of Shares in Creation Units” section within the SAI, all references to cut-off times in connection with the purchase and redemption of a Fund’s shares in creation units is amended and restated as 3:00 p.m. Eastern time.

Effective immediately, the following disclosure is added to each of the sections titled “Procedures for Purchase of Creation Units” and “Procedures for Redemption of Creation Units”:

“The Rockefeller Global Equity ETF may also accept orders for the next Business Day as a “Future Dated Trade” between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day (also known as T-1 or T minus one Order Window) in the manner set forth in the Participant Agreement and/or applicable order form.”

Effective immediately, the SEC file number on the back of the Prospectus is updated to reflect 811-23312.

Please retain this Supplement for future reference.